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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                         DATE OF REPORT: AUGUST 17, 2001
                (DATE OF EARLIEST EVENT REPORTED: JULY 18, 2001)

                       KINDER MORGAN ENERGY PARTNERS, L.P.
             (Exact name of registrant as specified in its charter)



              DELAWARE                                  1-11234                             76-0380342
    (State or other jurisdiction                      (Commission                        (I.R.S. Employer
          of incorporation)                          File Number)                       Identification No.)



                          500 Dallas Street, Suite 1000
                              Houston, Texas 77002
          (Address of principal executive offices, including zip code)


                                  713-369-9000
              (Registrant's telephone number, including area code)


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ITEM 5.           OTHER EVENTS.

         On July 18, 2001, Kinder Morgan Energy Partners, L.P. (the "Partnership") issued a press release announcing a two-for-one split of the Partnership's common units and i-units. The common unit split will take place in the form of a distribution of one common unit for each common unit outstanding, with common units to be distributed on August 31, 2001 to holders of record as of August 17, 2001. The i-unit split will take place in the form of a distribution of one i-unit for each i-unit outstanding, with i-units to be distributed on August 31, 2001 to holders of record as of August 17, 2001.

         Pursuant to Rule 416 promulgated under the Securities Act of 1933, as amended, the Partnership's Registration Statement on Form S-8 (File No. 333-56343) is deemed to cover additional common units to be issued or issuable thereunder as a result of the unit split. Further, the Partnership's Registration Statements on Form S-3 (File Nos. 333-60912, 333-55866 and 333-54616) are deemed to cover additional common units issued or issuable thereunder as a result of the common unit split and, as applicable, additional i-units to be issued by the Partnership as a result of the i-unit split. Also, the Partnership's Registration Statements on Form S-3 (File Nos. 333-66931, 333-62155, 333-56335, 333-50431, 333-33726, 333-25997, and 333-25995) are deemed to cover additional common units issued or issuable thereunder as a result of the common unit split to the extent that any common units have not been offered or sold under such Registration Statements.

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS

Exhibit           Description
-------           -----------

  99.1            Press release of Kinder Morgan Energy Partners, L.P. dated
                  July 18, 2001.




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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    KINDER MORGAN ENERGY PARTNERS, L.P.

                                    By:   KINDER MORGAN G.P., INC.,
                                          its general partner

                                    By:   KINDER MORGAN MANAGEMENT, LLC,
                                          its delegate

Dated: August 17, 2001              By:  /s/JOSEPH LISTENGART
                                       -----------------------------------------
                                         Joseph Listengart
                                         Vice President, General Counsel and
                                         Secretary




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                                  EXHIBIT INDEX

Exhibit           Description
-------           -----------

  99.1            Press release of Kinder Morgan Energy Partners, L.P. dated
                  July 18, 2001.




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